Lines of Credit Payable	6 Months Ended
Jun. 30, 2012
Payables and Accruals [Abstract]
Line Of Credit Payable [Text Block]

Note 5 — Lines of Credit Payable

Lines of Credit Payable consisted of the following:

	June 30,	December 31,
	2012	2011
	(unaudited)
Due to Casino Operators (A)	$40,355,721	$35,989,109
Due to Others (B)	-	10,281,454
	$40,355,721	$46,270,563

A-Due to Casino Operators represents an advance of non-negotiable chips to Sang Heng, Sang Lung and King's Gaming and are interest free and renewable monthly, secured by personal guarantees of Messrs. Lam and Vong.

The Casino Operators have extended lines of credit totaling approximately $55,400,000 and $55,263,000 as of June 30, 2012 and December 31, 2011, respectively.  The lines of credit may be exceeded from time to time at the discretion of the Casino Operators.  The lines of credit are guaranteed by Mr. Lam or Mr. Vong and are secured by their personal checks and a deposit paid by Mr. Lam.  Prior to the acquisition of AGRL by AERL, it was the Promoter Companies’ policy not to extend credit to gaming patrons or junket agents, and as a result, this line of credit was extended to Messrs. Lam and Vong by Sang Heng as an advance and was used by Messrs. Lam and Vong as additional chips to the VIP gaming room cage.  During the period subsequent to the acquisition of AGRL by AERL, all prior advances to Messrs. Lam and Vong were repaid to the Promoter Companies.

B- Due to Others is a temporary advance from a third party. The amount is unsecured and interest free and was repaid on January 1, 2012.